UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2007
PANDA ETHANOL, INC.
(Exact name of registrant as specified in its charter)
000-50282
Commission File Number

Nevada	33-0986282
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
4100 Spring Valley, Suite 1002
Dallas, Texas 75244
(Address of principal
executive offices, including Zip Code)
972.361.1200
Registrant’s telephone number, including area code:
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
     On October 9, 2007, management and the Audit Committee (the “Audit Committee”) of the Board of Directors of Panda Ethanol, Inc., a Nevada corporation (the “Company”), concluded that the correction of errors related to the classification of certain assets on the Company’s consolidated balance sheets and the related presentation in the consolidated statements of cash flows was appropriate. Specifically, it was determined that investments in auction rate securities (“ARS”) should have been classified as investments available for sale, rather than as cash equivalents as previously reported.  The correction of this error does not have any impact on the Company’s reported total assets, shareholders’ equity, net loss, net loss per share, net cash used in operating activities, or net cash provided by (used in) financing activities in the periods affected.  As a result of this correction, management, the Audit Committee and the Board of Directors of the Company have determined that previously issued financial statements and the related report of the Company’s independent registered public accounting firm should no longer be relied upon. ARS are investments with interest rates that are reset through a “dutch auction” process that generally occurs every 28 days for the ARS held by the Company.  At each auction date, the Company may elect to reset the interest rate on these securities at the rate determined by a market auction or to sell the securities. At the balance sheet date, there is the potential for a failed auction at the next reset date, in which case the Company would be unable to immediately liquidate its position in these securities. Additionally, the amounts of restricted cash and cash equivalents and restricted short-term investments were reclassified as noncurrent assets beginning in the third quarter of 2006, rather than current assets as originally reported, because their use is restricted to construction of the Hereford facility, which is a noncurrent asset.
     The correction of these errors impacts the following previously issued financial statements: (i)  the condensed consolidated balance sheets at December 31, 2006 and June 30, 2007 and the condensed consolidated statements of cash flows for the six months ended June 30, 2006 and 2007 and for the period from inception through June 30, 2007 included in the Company’s Form 10-Q for the quarterly period ended June 30, 2007 as filed with the Securities and Exchange Commission (the “SEC”) on August 20, 2007; (ii)  the condensed consolidated balance sheets at December 31, 2006 and March 31, 2007 and the condensed consolidated statements of cash flows for the three months ended March 31, 2007 and for the period from inception through March 31, 2007 included in the Company’s Form 10-Q for the quarterly period ended March 31, 2007 as filed with the SEC on May 15, 2007; (iii) the consolidated balance sheet as of December 31, 2006 and the consolidated statements of cash flows for the year ended December 31, 2006 and for the period from inception through December 31, 2006 included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 as filed with the SEC on April 2, 2007; and (iv) the consolidated balance sheet as of September 30, 2006 and the consolidated statements of cash flows for the nine months ended September 30, 2006 and for the period from inception through September 30, 2006 included in the Company’s current report on Form 8-K as filed with the SEC on January 10, 2007.
     As a result of the correction of these errors, the Company will file the following as soon as practicable: (i) Amendment No. 1 to Form 10-Q for the quarterly period ended June 30, 2007; (ii) Amendment No. 1 to Form 10-Q for the quarterly period ended March 31, 2007 and (iii) Amendment No. 2 to Form 10-K for the fiscal year ended December 31, 2006.  The Company will also restate its condensed consolidated statement of cash flows for the nine months ended September 30, 2006, previously included in the Company’s current report on Form 8-K filed with the SEC on January 10, 2007, when it files its quarterly report on Form 10-Q for the quarterly period ending September 30, 2007.
     The Company’s management and the Audit Committee have discussed the disclosures made in this filing with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.
     The impact of the restatement on the consolidated balance sheets is as follows:

	As
	Previously
	Reported	As Restated
As of September 30, 2006:
Cash and cash equivalents	$13,580,933	$2,130,933
Investments available for sale	—	11,450,000
Total current assets	178,798,866	13,580,933

As of December 31, 2006:
Cash and cash equivalents	$15,413,529	$713,529
Investments available for sale	—	14,700,000
Total current assets	164,480,770	16,378,008

As of March 31, 2007:
Cash and cash equivalents	$12,364,230	$2,364,230
Investments available for sale	—	10,000,000
Total current assets	143,087,991	13,005,454

As of June 30, 2007:
Cash and cash equivalents	$10,275,517	$3,775,517
Investments available for sale	—	6,500,000
Total current assets	102,619,194	10,632,336
     The impact of the restatement on the consolidated statements of cash flows is as follows. The Company did not invest in ARS prior to June 2006; accordingly, the period ended March 31, 2006 was not impacted by the restatement.

	As Previously
	Reported	As Restated
For the year ended December 31, 2006:
Cash flows from investing activities:
Purchases of investments available for sale	$—	$(83,025,000)
Sales of investments available for sale	—	68,325,000
Net cash used in investing activities	(206,942,031)	(221,642,031)
Increase in cash and cash equivalents	15,388,486	688,486
Cash and cash equivalents, end of period	15,413,529	713,529

	As Previously
	Reported	As Restated
For the period from inception through December 31, 2006:
Cash flows from investing activities:
Purchases of investments available for sale	$—	$(83,025,000)
Sales of investments available for sale	—	68,325,000
Net cash used in investing activities	(209,790,444)	(224,490,444)
Increase in cash and cash equivalents	15,413,529	713,529
Cash and cash equivalents, end of period	15,413,529	713,529

For the three months ended March 31, 2007:
Cash flows from investing activities:
Purchases of investments available for sale	$—	$(5,000,000)
Sales of investments available for sale	—	9,700,000
Net cash provided by (used in) investing activities	(1,573,833)	3,126,167
Increase (decrease) in cash and cash equivalents	(3,049,299)	1,650,701
Cash and cash equivalents, beginning of period	15,413,529	713,529
Cash and cash equivalents, end of period	12,364,230	2,364,230

For the period from inception through March 31, 2007:
Cash flows from investing activities:
Purchases of investments available for sale	$—	$(88,025,000)
Sales of investments available for sale	—	78,025,000
Net cash provided by (used in) investing activities	(211,364,277)	(221,364,277)
Increase in cash and cash equivalents	12,364,230	2,364,230
Cash and cash equivalents, end of period	12,364,230	2,364,230

For the six months ended June 30, 2007:
Cash flows from investing activities:
Purchases of investments available for sale	$—	$(8,500,000)
Sales of investments available for sale	—	16,700,000
Net cash provided by (used in) investing activities	(640,584)	7,559,416
Increase (decrease) in cash and cash equivalents	(5,138,012)	3,061,988
Cash and cash equivalents, beginning of period	15,413,529	713,529
Cash and cash equivalents, end of period	10,275,517	3,775,517

For the period from inception through June 30, 2007:
Cash flows from investing activities:
Purchases of investments available for sale	$—	$(91,525,000)
Sales of investments available for sale	—	85,025,000
Net cash provided by (used in) investing activities	(210,431,028)	(216,931,028)
Increase in cash and cash equivalents	10,275,517	3,775,517
Cash and cash equivalents, end of period	10,275,517	3,775,517

For the six months ended June 30, 2006:
Cash flows from investing activities:
(Increase) in restricted cash and cash equivalents	$(87,511,488)	$(56,736,488)
(Increase) in restricted investments available for sale	—	(30,775,000)

	As Previously
	Reported	As Restated
For the nine months ended September 30, 2006:
Cash flows from investing activities:
Purchases of investments available for sale	$—	$(68,025,000)
Sales of investments available for sale	—	56,575,000
Net cash provided by (used in) investing activities	(205,321,281)	(216,771,281)
Increase in cash and cash equivalents	13,555,890	2,105,890
Cash and cash equivalents, end of period	13,580,933	2,130,933

For the period from inception through September 30, 2006:
Cash flows from investing activities:
Purchases of investments available for sale	$—	$(68,025,000)
Sales of investments available for sale	—	56,575,000
Net cash provided by (used in) investing activities	(208,169,694)	(219,619,694)
Increase in cash and cash equivalents	13,580,933	2,130,933
Cash and cash equivalents, end of period	13,580,933	2,130,933
Forward-Looking Statements
     This Current Report on Form 8-K contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, that are based on our current expectations, assumptions, beliefs, estimates and projections about our company and the ethanol and other related industries. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should” and variations of such words or similar expressions.
     We caution you that reliance on any forward-looking statement involves risks and uncertainties, and that although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will necessarily achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances. Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the ability to complete construction of our Hereford and other ethanol plants, future prices for ethanol relative to the prices of corn and gasoline, interest rates, product demand, transportation requirements and costs, the ability of the Company to obtain additional capital to finance our initiatives, and the effectiveness of the new organizational plan, including the availability of and necessity for continued access to former management, as well as the risk factors discussed under “Risk Factors” in our Quarterly Reports on Form 10-Q filed on May 15, 2007 and August 20, 2007 and our annual and quarterly reports filed with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2007
PANDA ETHANOL, INC.

	By:	/s/ Darol Lindloff

Darol Lindloff
Chief Executive Officer and President